Related parties	6 Months Ended
Jul. 31, 2021
Disclosure of transactions between related parties [abstract]
Related parties

16. Related parties

(a)	The Group’s main related parties are as follows:

Key management personnel

Other related parties include close family members of key management personnel and entities that are controlled or significantly influenced by those key management personnel or their close family members.

Bendon Group

On April 30, 2021, the Group signed the Bendon Share Sale Agreement with JADR Holdings Pty Limited as trustee for the JDR Family Trust No 2, an entity affiliated with Justin Davis-Rice, and Matana Intimates Holdings Trustee Limited as trustee for the Matana Intimates Holding Trust, an entity affiliated with Anna Johnson (together, the “Buyers”), and simultaneously consummated the Bendon Sale contemplated thereby. Pursuant to the Bendon Share Sale Agreement, the Group sold all of the issued share capital in Bendon together with any accrued rights free from encumbrances for the consideration described below on the terms and conditions set out in the Bendon Share Sale Agreement.

Because the Buyers are related parties of the Group, the Group adopted strict governance and information protocols to ensure independent consideration and assessment of the Buyers’ proposal and the Bendon Share Sale Agreement. The Group’s independent directors formed an independent committee of the board of directors, which considered, on behalf of the Group, the Bendon Sale. The consideration paid for the share capital of Bendon was determined through negotiations between the independent committee and the Buyers.

Following the sales of fully owned subsidiary (the “Bendon Group”), as disclosed in note 15, the Group is entitled to a tiered percentage of its net profits. The group also entered into the “Naked Facility” and “FOH service agreement” with Bendon on April 30, 2021.

As a result, Bendon Group became the related party on April 30, 2021.

(b)	Transactions with related parties

During the comparative period, the Group procured goods for resale from The Way Store Pty, a company registered in Australia, which is related through common directorship. The Group purchased $0.5m worth of inventory.

During the current period, the Group engaged taxation services ($0.03m) from Taxxat Pty Limited, a company registered in Australia, which is related through common directorship.

Bendon Group

The outstanding balance owned by Bendon to the Group is $1.7m for the half year ended July 31, 21.

FOH service agreement

On April 30, 2021, FOH, the wholly owned subsidiary, entered into a management services agreement (the “FOH Services Agreement”) with Bendon pursuant to which Bendon will provide certain management services. FOH agrees to pay Bendon the Service fee, including agreed costs and administration fee. The service fee amounted to $0.2m was paid from FOH to Bendon during the period ended July 31, 2021.

Naked Facility

Under Naked Facility, the Company will provide Bendon with a 5-year loan of up to NZ$7.0m (approximately US$4.9m) (the “Naked Facility”) as disclosed in note 15. The facility remains NZ$7.0m (approximately US$4.9m) with nil drawdown during the period ended July 31, 2021. Subsequently, Bendon drew down the full NZ$7.0m (approximately US$4.9m) facility on August 23, 2021.

Naked Brand Group Limited

Notes to the Consolidated Financial Statements

For the Half Year Ended 31 July 2021